UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act     □

Items reported in this filing:

Item 5.07:  Submission of Matters to a Vote of Security Holders

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.07:  Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

FIRST:                   The Annual Meeting of Shareholders of Data I/O Corporation was convened at 10:00 a.m. Pacific, on May 18, 2023, at the Company’s headquarters, 6645 185th Ave NE, Suite 100, Redmond, Washington.

SECOND:             There were issued and outstanding on March 20, 2023, the record date, 8,818,076 shares of Common Stock.

THIRD:                 There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 6,723,876 (76.25%) shares of Common Stock entitled to vote, thereby constituting a quorum.

FOURTH:             The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

Nominee	For	Withheld	Broker Non-votes
Anthony Ambrose	2,863,515	400,241	3,460,120
Douglas W. Brown	2,793,935	469,821	3,460,120
Sally A. Washlow	3,169,431	94,325	3,460,120
Edward J. Smith	3,173,392	90,364	3,460,120
William Wentworth	3,220,677	43,079	3,460,120

The aforesaid nominees have been elected as Directors.

               FIFTH:                   The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            6,558,518                                         97.54

Against                                                                        131,654                                           1.96

Abstain                                                                          33,704                                           0.50

The foregoing proposal has been approved.

               SIXTH:                  The advisory vote (Say on Pay) approving the compensation of the Company’s named executive officers, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            3,050,180                                         93.46

Against                                                                        189,327                                           5.80

Abstain                                                                          24,249                                           0.74

Broker non-votes:                                                 3,460,120

The foregoing proposal has been approved.

               SEVENTH:            The proposal to amend and restate the Data I/O Corporation 2000 Stock Compensation Incentive Plan (the “2000 Plan”) and to increase the number of shares reserved for issuance under the 2000 Plan by an additional 200,000 shares of common stock, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            2,878,333                                         88.19

Against                                                                        355,477                                         10.89

Abstain                                                                          29,946                                           0.92

Broker non-votes:                                                 3,460,120

The foregoing proposal has been approved.

               EIGHTH:               The proposal to approve a new Data I/O Corporation 2023 Omnibus Incentive Compensation Incentive Plan (the “2023 Plan”) and to reserve 500,000 shares of common stock for issuance under the 2023 Plan, received the following votes:

                                                                                                                                   Percentage of For &

                                                                                          Votes                               Against on this Proposal

For                                                                            2,887,583                                         88.48

Against                                                                        343,159                                         10.51

Abstain                                                                          33,014                                           1.01

Broker non-votes:                                                 3,460,120

The foregoing proposal has been approved.

Item 5.02:  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Committee and Chair assignments effective with the election of the Directors:

Chair of the Board: Sally A. Washlow

Chair of the Audit Committee: Douglas W. Brown

Other Audit Committee Members: Edward J. Smith and William Wentworth

Chair of the Compensation Committee: Edward J. Smith

Other Compensation Committee Members: Sally A. Washlow and William Wentworth

Chair of Corporate Governance and Nominating Committee: William Wentworth

Other Corporate Governance and Nominating Committee Members: Douglas W. Brown, Sally A. Washlow, and Edward J. Smith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Data I/O Corporation

May 18, 2023                                   By _/s/Joel S. Hatlen_________

                                                            Joel S. Hatlen

                                                            Vice President

                                                            Chief Operating & Financial Officer

                                                            Secretary and Treasurer